UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2023

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 16, 2023, the Board of Directors of Stock Yards Bancorp, Inc. voted to maintain the Company's quarterly cash dividend at $0.29 per common share. The dividend will be paid on July 3, 2023 to stockholders of record as of June 20, 2023.

Additionally, the Company announced that its Board of Directors has approved an extension of the Company’s Stock Repurchase Plan’s (the Plan’s) expiration date to May 22, 2025. First implemented on May 22, 2019, the Plan authorized the repurchase of one million shares. To date, the Company has repurchased approximately 259,000 shares at an average cost of $35.41 per share with approximately 741,000 shares remaining eligible to be repurchased. Stock repurchases are expected to be made from time to time on the open market, through block trades, in privately negotiated transactions, or pursuant to Rule 10b5-1 subject to applicable securities law. The number of shares repurchased and the timing, manner, process and amount of any repurchases will be determined by the Company in its discretion. The Plan, which will expire in two years unless otherwise further extended or completed at an earlier date, does not obligate the Company to repurchase any specific dollar amount or number of shares prior to the Plan’s expiration. The Plan may be modified, suspended or terminated at any time for any reason and without prior notice. The Company cannot assure the exact number of shares to be repurchased prior to the expiration date of the Plan.

Rule 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by the Company will have the authority under the terms and limitations specified in the Plan to repurchase shares on the Company’s behalf in accordance with the terms

On May 17, 2023, Stock Yards Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing the dividend increase and the extension of the stock repurchase program.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release of Stock Yards Bancorp, Inc. dated May 17, 2023.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023	STOCK YARDS BANCORP, INC.

By: /s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer